                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 19, 2006

                              UNITED BANCORP, INC.
             (Exact name of registrant as specified in its charter)

            OHIO                         0-16540                  34-1405357
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

201 SOUTH 4TH STREET, MARTINS FERRY, OHIO                         43935-0010
 (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (740) 633-0445

________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 19, 2006 United Bancorp, Inc. (the "Company") entered into agreements providing for severance pay in connection with termination of employment without cause following a change in control of the Company. The agreements replace similar agreements in place for such officers and reflect changes necessary to comply with Section 409A of the Internal Revenue Code.

The agreements are identical with respect to each of the executive officers of the Company except with regard to the amount of the benefit payable under the respective agreements. A draft of the agreement executed by each such officer is attached hereto as Exhibit 10.

In the event of termination of employment, without cause, following a change in control, the executive is entitled to severance pay equal to a multiple of his or her then current base salary and cash bonus for the prior year
("Compensation").

Name of Officer                                                      Multiple of Compensation
---------------                                                      ------------------------
James W. Everson, Chairman, President & CEO                          2.99
Randall M. Greenwood, Senior Vice President, CFO and Treasurer       2.0
Scott A. Everson, Senior Vice President & Chief Operating Officer    2.0
James A. Lodes, Vice President, Chief Lending Officer                1.0
Michael A. Lloyd, Vice President Information Systems                 1.0
Norman F. Assenza, Jr., Vice President - Operations and Secretary    1.0

On April 19, 2006, the Company also amended its Director Deferred Compensation Plan to bring the plan into documentary compliance with Section 409A of the Internal Revenue Code and to expand the plan to permit participation by senior officers of the Corporation. Directors may defer their cash director fees into the plan. Senior officers who are named as eligible participants by the Company's board of directors may elect to defer a portion of their annual cash bonus into the plan. All plan assets are invested in shares of the Company's common stock.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  The following exhibit is filed with this Current Report on Form 8-K:

Number                                   Exhibit
------                                   -------
 10.1    Form of Special Severance Agreement
 10.2    United Bancorp, Inc. and United Bancorp, Inc. Affiliate Banks Directors
         and Officers Deferred Compensation Plan, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Dated: April 24, 2006


                                        /s/ Randall M. Greenwood
                                        ----------------------------------------
                                        Randall M. Greenwood
                                        Senior Vice President and CFO

                                  EXHIBIT INDEX

EXHIBIT NO.   EXHIBIT DESCRIPTION
-----------   -------------------
10.1          Form of Special Severance Agreement

10.2          United Bancorp, Inc. and United Bancorp, Inc. Affiliate Banks
              Directors and officers Deferred Compensation Plan, as amended.